SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 10, 1998

                               Pharmos Corporation
             (Exact name of registrant as specified in its charter)

            Nevada                    0-11550                    13-3207413
(State or other jurisdiction of  Commission File Number      (I.R.S. Employer
incorporation or organization)                            Identification Number)

                33 Wood Avenue South, Suite 466, Iselin NJ 08830
               (Address of principal executive offices) (zip code)

                                 (732) 603-3526
               (Registrant's telephone number including area code)

                                      None
              (Former name, former address and former fiscal year,
                          if changed since last report)




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Item 5 Other Events

     On March 10, 1998, Pharmos Corporation (the "Registrant"), together with Bausch & Lomb Pharmaceuticals, Inc ("BLP") announced the recent approval from the Food and Drug Administration ("FDA") to manufacture and market its two ophthalmic products, Lotemax(TM) (loteprednol etabonate ophthalmic suspension 0.5%) and Alrex(TM) (loteprednol etabonate ophthalmic suspension 0.5%).

     Lotemax is a topical, site-specific steroid that will be used to treat post-operative eye inflammation such as that experienced following cataract surgery. The new prescription eye drop will also be used for various other inflammatory eye conditions. The novel chemical structure of Lotemax allows it to be predictably transformed by enzymes in the eye to an inactive metabolite, and increases its safety profile. The safety profile of Lotemax was demonstrated in clinical trials by a low incidence of increased intraocular pressure, a significant side effect of ophthalmic steroid use. In addition, Lotemax will have the broadest range of indications of any ophthalmic steroid on the market.

     Alrex is a specially developed formula of loteprednol etabonate that will be used in the treatment of ophthalmic allergies. Alrex is indicated for the treatment of seasonal allergic conjunctivitis, an inflammation of the eye usually caused by pollens. Seasonal allergic conjunctivitis produces itching, tearing, redness and swelling in the conjunctiva, the membrane that covers the inside of the eyelid and the white part of the eye.

     The regulatory approvals for Lotemax and Alrex are the first two of three sought for the Registrant's and BLP's line of ophthalmic products containing loteprednol etabonate. The third product, which combines the active ingredient loteprednol etabonate with an anti-infective agent, is in development.

     BLP, a subsidiary of the global eye care company, Bausch & Lomb Incorporated, co-developed Lotemax and Alrex with the Registrant after the Registrant granted BLP the rights to process and market the new ophthalmic pharmaceutical line in June 1995. In December 1996, BLP's rights were extended to select international markets including Europe and Canada.

     BLP expects to begin marketing Lotemax and Alrex to wholesalers and pharmacies within the next few weeks.

                                 SIGNATURE PAGE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PHARMOS CORPORATION


Date:  March 10, 1998                        /s/ Robert W. Cook
       --------------                        ---------------------------
                                                   Robert W. Cook
                                              Vice President Finance and
                                             Chief Financial Officer